Exhibit 32.1

      Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the "Institutional Funds") on Form N-CSR for the semi-annual period ended
June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manfred Altstadt, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Institutional Funds, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended June 30, 2004.

Dated: August 30, 2004

                                     /s/ MANFRED ALTSTADT
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Senior Executive Vice President,
                                     Chief Financial Officer and Treasurer of
                                     Mutual of America Institutional Funds, Inc.